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                                                                   EXHIBIT 10.75



                                                                  EXECUTION COPY

                                  AMS-1 WAIVER

         Reference is made to (1) an Indenture (the "Indenture"), dated as of January 30, 2002, among AMS-1 2002, LP ("AMS-1"), as Issuer, and Bank One, National Association ("Bank One"), as Indenture Trustee and Eligible Lender Trustee; (2) a Purchase and Contribution Agreement, dated as of January 30, 2002, among Bank One, as AMS Eligible Lender Trustee for the benefit of Academic Management Services Corp. ("AMS"), Bank One, as Eligible Lender Trustee for the benefit of AMS-1, AMS, as Seller, and AMS-1, as Purchaser; (3) a Servicing Agreement, dated as of January 30, 2002, among AMS-1, as Issuer, AMS, as Servicer, and Bank One, as Eligible Lender Trustee and Indenture Trustee; (4) an Insurance Agreement, dated as of January 17, 2002, among MBIA Insurance Corporation ("MBIA"), as Insurer, AMS-1, as Issuer, AMS, as Seller and Servicer, AMS-1 SPC-1, Inc. (the "General Partner"), as General Partner of the Issuer, and Bank One, as Indenture Trustee and Eligible Lender Trustee; and (5) the other transaction documents related thereto (items (1) through (5) collectively, as the same may be amended or modified from time to time, the "AMS-1 Transaction Documents"). AMS, AMS-1 and the General Partner are referred to collectively as the "AMS Parties". Defined terms used herein, and not defined herein, shall have the meanings ascribed to such terms in the AMS-1 Transaction Documents.

         Each of Bank One and MBIA hereby agree, for a period of 90 days from the date hereof, to waive all defaults, amortization events and events of default based solely on defaults arising prior to the date hereof and resulting from inaccurate or untimely reporting or any other reporting deficiency by any AMS Party under any of the AMS-1 Transaction Documents; provided, however, that such inaccurate or untimely reporting or other reporting deficiency shall not have a material adverse effect on MBIA, Bank One, as Indenture Trustee, or the trust created under the AMS-1 Indenture; provided, further, that Bank One's waiver hereunder shall be subject to the right of any other party (other than MBIA) to direct Bank One to exercise any right or remedy in accordance with the AMS-1 Transaction Documents.

         Each of Bank One and MBIA hereby agree, for a period of 90 days from the date hereof, to waive all defaults, amortization events and events of default based solely on defaults arising prior to the date hereof resulting from non-federally insured student loans included in the collateral pursuant to the Indenture being in excess of the maximum percentage limit for such loans set forth in the Indenture; provided, however, that AMS agrees that it will not cause the percentage of non-federally insured student loans in the collateral pool as of the date hereof to increase by transferring any new non-federally insured student loans to AMS-1.

         Each of Bank One and MBIA hereby agree that any increase in the principal amount or percentage concentration of student loans that are non-federally insured student loans shall not result in an Event of Default as long as such increase is not caused by the transfer of any new non-federally insured student loans to AMS-1.


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         No waiver by Bank One and MBIA provided herein shall remain in effect after the expiration hereof as provided herein. Upon the expiration of this Waiver, (i) Bank One and MBIA shall retain all of the rights and remedies relating to the defaults and events of default (including, without limitation, the right to pursue their rights and remedies under the AMS-1 Transaction Documents and applicable law) and (ii) all defaults and events of default shall be reinstated and shall be in full force and effect, unless otherwise cured. It is expressly agreed by Bank One and MBIA that the AMS Parties and all parties related thereto shall have the ability to cure any and all defaults, events of default, amortization events and servicer defaults in existence as of the date hereof, regardless of whether the applicable cure period has expired.

         Notwithstanding anything to the contrary herein, neither MBIA nor Bank One waives, nor does either agree that it will waive or forbear from in the future, any future default or future event of default.

         This Waiver may not be altered, amended, or rescinded, nor may any of its provisions be waived, except by an instrument in writing signed by all parties hereto or, in the case of an asserted waiver, by the party against whom the waiver is sought to be enforced.

                            [signature page follows]





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        THIS WAIVER has been duly executed by the undersigned as of the 24th day of July, 2003.



                                       MBIA INSURANCE CORPORATION

                                       By  /s/ LISA A. WILSON
                                          -------------------------------------
                                          Name:  Lisa A. Wilson
                                          Title: Assistant Secretary

                                      BANK ONE, NATIONAL ASSOCIATION,
                                         not in its individual capacity but
                                         solely as Indenture Trustee, Eligible
                                         Lender Trustee and AMS Eligible Lender
                                         Trustee

                                       By /s/ SANDRA WHALEN
                                          -------------------------------------
                                          Name:  Sandra Whalen
                                          Title: Vice President

                                       AMS-1 2002, LP

                                       By: AMS-1 SPC-1, Inc.,
                                           its General Partner


                                       By /s/ JOHN M. GOMES
                                          -------------------------------------
                                          Name: John M. Gomes
                                          Title: President



                                       ACADEMIC MANAGEMENT SERVICES CORP.


                                       By /s/  GREGORY T. MUTZ
                                          -------------------------------------
                                          Name: Gregory T. Mutz
                                          Title: Chairman of the Board



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